                                                                   EXHIBIT 10.19


                          FACILICOM INTERNATIONAL, INC.

                             1998 STOCK OPTION PLAN
                             ----------------------

1.   Definitions.
     -----------

        The terms defined in this Section 1 shall, for all purposes of this Plan, have the meanings herein specified:

        (a) "Administrative Committee" shall mean such one or more persons who shall have been appointed in accordance with Section 3.

        (b) "Advisor" shall mean an advisor to the Board who is designated as an `Advisor' (for purposes of the Plan) by the Board and who is not also a Director or Employee.

        (c) "Affiliate" shall mean, with respect to any shareholder of the Corporation, any individual or entity directly or indirectly controlling, controlled by or under common control with such shareholder, and such term shall include any individual who is an officer, director or employee of such shareholder or any Affiliate of such entity. As used in the immediately preceding sentence, the term "control" means, with respect to an entity, the right to exercise, directly or indirectly, a majority of the voting rights attributable to such entity, and the term "majority" means more than fifty percent (50%).

        (d) "Board" shall mean the board of directors of the Corporation.

        (e) "Change in Control" shall mean the events described in Section 10 hereof.

        (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (g) "Common Stock" shall mean the Corporation's Common Stock of any class as may be authorized from time to time, except as this definition may be modified as provided in Section 8 hereof.

        (h) "Corporation" shall mean FACILICOM INTERNATIONAL, INC., a Delaware corporation.

        (i) "Director" or "Directors" shall mean a member or members of the Board.

        (j) "Disabled Optionee" shall mean an Optionee who becomes disabled within the meaning of Section 422(c)(6) of the Code.
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        (k) "Effective Date" shall mean March 31, 1998.

        (l) "Employee" or "Employees" shall mean key persons employed by the Corporation, or a Subsidiary thereof, on a full-time basis and who are compensated for such employment by a regular salary.

        (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (n) "Fair Market Value" shall have the meaning given that term in
Section 7(I) hereof.

        (o) "Incentive Stock Option" shall mean a right granted by the Corporation pursuant to the Plan to purchase shares of Non-Voting Common Stock and which is an "incentive stock option" as defined in Section 422 of the Code.

        (p) "Non-Statutory Stock Option" shall mean a right granted by the Corporation pursuant to the Plan to purchase shares of Non-Voting Common Stock and which does not qualify as an Incentive Stock Option.

        (q) "Non-Voting Common Stock" shall mean the Corporation's Non-Voting Common Stock as may be authorized from time to time, except as this definition may be modified as provided in Section 8 hereof.

        (r) "Option" shall mean an Incentive Stock Option, a Non-Statutory Stock Option, and an Option Unit.

        (s) "Option Unit" shall mean an Incentive Stock Option or a Non-Statutory Stock Option granted in respect of one-one hundredth (1/100) of a share of Non-Voting Common Stock.

        (t) "Optionee" shall mean a person who accepts an Option granted under the Plan.

        (u) "Option Price" shall mean the price to be paid for the whole and/or fractional shares of Non-Voting Common Stock being purchased pursuant to a Stock Option Agreement.

        (v) "Option Period" shall mean the period from the date of grant of an Option to the date after which such Option may no longer be exercised. Nothing in this Plan shall be construed to extend the termination date of the Option Period beyond the date set forth in the Stock Option Agreement.

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        (w) "Plan" shall mean this FaciliCom International, Inc. 1998 Stock
Option Plan.

        (x) "Stock Appreciation Right" shall mean the right to receive cash or Non-Voting Common Stock with respect to shares of Non-Voting Common Stock subject to an Option in lieu of exercising such Option as described in Section 7(D) hereof.

        (y) "Stock Option Agreement" shall mean the written agreement between the Corporation and Optionee confirming the Option (and, if granted, the Stock Appreciation Right) and setting forth the terms and conditions upon which it may be exercised.

        (z) "Subsidiary" shall mean any corporation, partnership, business trust, joint venture or other business entity in which the Corporation owns, directly or indirectly through Subsidiaries, at least 50% of the beneficial interests or total combined voting power of all classes of equity.

2.   Purposes.
     --------

     The purposes of the Plan are to promote the growth and profitability of the Corporation and its Subsidiaries by enabling it to attract and retain the best available personnel for positions of substantial responsibility, to provide Directors, officers, key Employees and Advisors with an opportunity for investment in the Corporation's Non-Voting Common Stock and to give them an additional incentive to increase their efforts on behalf of the Corporation and its Subsidiaries.

3.   Administration.
     --------------

     The Plan shall be administered by the Administrative Committee. The Administrative Committee shall be appointed by the Board and shall consist of one or more, but not more than three, members of the Board.

     The Administrative Committee shall act by majority vote and shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, (i) to grant Options, to determine whether any Option granted shall be an Incentive Stock Option or a Non-Statutory Stock Option, to determine the purchase price of the whole and/or fractional shares of Non-Voting Common Stock covered by each Option, the term of each Option, the persons to whom, the time or times at which Options shall be granted, and the number of whole and/or fractional shares of Non-Voting Common Stock to be covered by each Option, and to grant Stock Appreciation Rights in respect of any such Options; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of the Stock Option Agreements (which need not be identical) entered into in connection with awards under the Plan; and (v) to make all other determinations

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(including factual determinations) deemed necessary or advisable for the administration of the Plan. The Administrative Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Administrative Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility or authority the Administrative Committee or such person may have under the Plan. Notwithstanding the foregoing, each grant of an Option and Stock Appreciation Rights, and the terms thereof, to a member of the Administrative Committee shall be approved by the Board.

        The Administrative Committee may employ attorneys, consultants, accountants or other persons, and the Administrative Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrative Committee in good faith shall be final and binding upon all persons who have received Options, the Corporation and all other interested persons. No member or agent of the Administrative Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or awards made thereunder, and all members and agents of the Administrative Committee shall be fully indemnified and protected by the Corporation in respect of any such action, determination or interpretation.

4.   Eligibility.
     -----------

     Subject to the provisions of the Plan, the Administrative Committee shall determine and designate from time to time those Directors, officers and key Employees of, and Advisors to, the Corporation or its Subsidiaries to whom Options are to be granted and the number of shares of Non-Voting Common Stock covered by such grants (subject to the approval of the Board in the case of a grant to a member of the Administrative Committee); provided, however, that grants of Incentive Stock Options may be made only to individuals who are, at such time, described in Section 422(a)(2) of the Code. In determining the eligibility of a Director, officer, key Employee or Advisor to receive an Option, as well as in determining the number of shares covered by such Option, the Administrative Committee (or the Board, in the case of a member of the Administrative Committee) shall consider the position and responsibilities of such person, the nature and value to the Corporation or a Subsidiary of his or her services and accomplishments, his or her present and potential contribution to the success of the Corporation or its Subsidiaries and such other factors as the Administrative Committee (or the Board) may deem relevant.

5.   Shares Available under the Plan.
     -------------------------------

     The aggregate number of shares of Non-Voting Common Stock which may be issued or delivered and as to which Options may be granted under the Plan is 22,574

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shares. All such shares are subject to adjustment and substitution as set forth in Section 8. If any Option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Non-Voting Common Stock subject to such Option shall again be available for purposes of the Plan, except that to the extent that Stock Appreciation Rights granted in conjunction with an Option under the Plan are exercised and the related Option surrendered, the number of shares of Non-Voting Common Stock available for purposes of the Plan shall be reduced by the number of shares, if any, of Non-Voting Common Stock which, but for the exercise of such Stock Appreciation Rights, could have been issued or delivered upon exercise of such Option.

     The shares of Non-Voting Common Stock which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each, as shall be determined from time to time by the Board.

6.   Grant of Options and Stock Appreciation Rights.
     ----------------------------------------------

     The Administrative Committee shall have full and complete authority, in its discretion subject to the provisions of the Plan, to grant Options containing such terms and conditions as shall be requisite, in the judgment of the Administrative Committee, to constitute Incentive Stock Options or Non-Statutory Stock Options, as the case may be. The Administrative Committee also shall have the authority, in its discretion subject to the provisions of the Plan, to grant Stock Appreciation Rights in conjunction with Incentive Stock Options or, Non-Statutory Stock Options, including Option Units, with the effect provided in
Section 7(D) hereof. Stock Appreciation Rights granted in conjunction with an Incentive Stock Option may only be granted at the time such Incentive Stock Option is granted. Stock Appreciation Rights granted in conjunction with a Non-Statutory Stock Option may be granted either at the time such Non-Statutory Stock Option is granted or at any time thereafter during the Option Period applicable to such Option.

7.   Terms and Conditions of Options and Stock Appreciation Rights.
     -------------------------------------------------------------

     Options and Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions:

            (A) The Option Price at which each Option may be exercised shall be such price as the Administrative Committee, in its discretion, shall determine but, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value per share of Non-Voting Common Stock covered by such Incentive Stock Option on the date of its grant, except that in the case of an Incentive Stock Option granted to an Optionee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting

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        power of all classes of stock of the Corporation or any Subsidiary (a
        "Ten Percent Employee"), the option price shall be not less than 110% of such Fair Market Value on the date of grant. For purposes of this
        Section 7(A), the Fair Market Value of the Non-Voting Common Stock shall be determined as provided in Section 7(I). Also, for purposes of this
        Section 7(A), an individual (i) shall be considered as owning not only voting shares owned individually, but also all shares that are at the time owned, directly or indirectly, by or for his or her spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.


            (B) The Option Price shall be payable in full in any one or more of the following ways:

                (i) in full in cash or in any combination of cash and installment payments as may be determined by the Administrative Committee (or the Board in the case of Options granted to a member of the Administrative Committee); and/or

                (ii) subject to the consent of the Administrative Committee, in shares of any class of the Common Stock (which are owned by the Optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 9) having a Fair Market Value on the date of exercise of the Option which is equal to the Option Price for the shares being purchased.

            If the Option Price is paid in whole or in part in shares of any class of Common Stock, any portion of the Option Price representing a fraction of a share shall be paid in cash. The date of exercise of an Option shall be determined under procedures established by the Administrative Committee, and the Option Price shall be payable at such time or times as the Administrative Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of an Option until full payment of the Option Price has been made. When full payment of the Option Price has been made and subject to the restrictions set forth in Section 9, the Optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the Option Price with shares shall not increase the number of

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        shares of Non-Voting Common Stock which may be issued or delivered under the Plan as provided in Section 5.

            (C) No Incentive Stock Option shall be exercisable after the expiration of ten years (five years in the case of a Ten Percent Employee) from the date of grant. No Non-Statutory Stock Option shall be exercisable after the expiration of ten years and six months from the date of grant. Subject to this Section 7(C) and Sections 7(G), 7(H) and 7(I), Options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Administrative Committee.

            (D) Stock Appreciation Rights shall be exercisable to the extent that the related Option is exercisable and only by the same person or persons who are entitled to exercise the related Option. Stock Appreciation Rights shall entitle the Optionee to surrender the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Non-Voting Common Stock which has an aggregate Fair Market Value equal to the product of (i) the excess of the Fair Market Value of one share of Non-Voting Common Stock on the date of surrender over the Option Price per share on such date, multiplied by (ii) the number of shares covered by the Option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Administrative Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares. The date of exercise of Stock Appreciation Rights shall be determined under procedures established by the Administrative Committee, and payment under this Section 7(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that an Option as to which Stock Appreciation Rights have been granted in conjunction therewith is exercised, such Stock Appreciation Rights shall be canceled.

            (E) Upon the exercise of an Option Unit, cash shall be paid in lieu of issuing any fractional shares of Non-Voting Common Stock.

            (F) No Incentive Stock Option or related Stock Appreciation Rights shall be transferable by an Optionee other than by will, or if an Optionee dies intestate, by the laws of descent and distribution, and all Incentive Stock Options and related Stock Appreciation Rights shall be exercisable during the lifetime of an Optionee only by the Optionee. An Optionee may transfer a Non-Statutory Stock Option, or any portion thereof, and its related Stock Appreciation Rights (if any) only to his or her spouse, issue, siblings, the issue of such siblings and/or one or more trusts established principally for the benefit of such Optionee, his or her spouse, issue, siblings and/or the issue of such siblings. No other or further transfers of Non-Statutory Stock Options, or any portion thereof, and their related Stock Appreciation Rights (if any) may be made without the prior, written consent of the Administrative Committee.

            (G) Unless otherwise determined by the Administrative Committee and set forth in the Stock Option Agreement:

                (i) If the employment of an Optionee (other than an Advisor) who is not also a Director or officer (whether or not a Disabled Optionee) is voluntarily terminated with the written consent of the Corporation or a Subsidiary, or if an Optionee retires under any retirement plan of the Corporation or a Subsidiary, or if an Optionee who is a Director or officer ceases to be such at a time when such Optionee is not also an Employee, any then-outstanding Non- Statutory Stock Option or Incentive Stock Option held by such Optionee shall be exercisable (to the extent exercisable on the date of such event) by such Optionee (or, if applicable, by such Optionee's permitted transferee) at any time prior to the expiration date of such Option or within three months after the date of such event, whichever is the shorter period;

                (ii) Following the death of an Optionee during employment or while serving as a non-employee Director or officer, and following the death of an Optionee who is an Advisor, any outstanding Option held by such Optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of such Optionee) by the person or persons entitled to do so under the will of the Optionee (or, if applicable, by such Optionee's permitted transferee), or, if the Optionee shall fail to make testamentary disposition of such Option or shall die intestate, by the legal representative of the estate of such Optionee, at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period. Following the death of an Optionee after termination of employment or of the status of non-employee Director or officer during a period when an Option is exercisable as provided in clause (i) above, any outstanding Option held by the Optionee (or, if applicable, by such Optionee's permitted transferee) at the time of death shall be exercisable by such person or persons entitled to do so under the Will of the Optionee or by such Optionee's legal representative (or by such transferee) to the extent that such Option was exercisable by the Optionee (or, if applicable, by such

            Optionee's permitted transferee) at the time of death at any time prior to the expiration date of such Option or within nine months after the date of death, whichever is the shorter period;

                (iii) If the employment, or the status as a non-employee
            Director or officer, of an Optionee (other than an Advisor) is terminated by the Corporation or a Subsidiary without cause, any then-outstanding Non-Statutory Stock Option or Incentive Stock Option held by such Optionee (or, if applicable, by such Optionee's permitted transferee) shall be exercisable (to the extent exercisable on the date of termination of employment or such status) by such Optionee (or, if applicable, by such Optionee's permitted transferee) at any time prior to the expiration date of such Option or within 30 days after the date of termination of employment or such status, whichever is the shorter period; and

                (iv) If the employment, or the status as a non-employee Director or officer, of an Optionee (other than an Advisor) is terminated by the Corporation or a Subsidiary with cause, the rights of such Optionee (or, if applicable, by such Optionee's permitted transferee) under any then-outstanding Option shall terminate at the time of such termination of employment or status. In addition, if an Optionee (other than an Advisor) engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or status as a non-employee Director or officer, which is in competition with the Corporation or any of its Subsidiaries, the Administrative Committee may in its discretion immediately terminate all Options held by the Optionee (or, if applicable, by such Optionee's permitted transferee). For purposes of this subsection (G), the following events or circumstances shall constitute "cause", to wit: perpetration of defalcations; willful, reckless or grossly negligent conduct entailing a substantial violation of any material laws or governmental regulations or orders applicable to the Corporation or a Subsidiary; or repeated and deliberate failure, after written notice, to comply with policies or directives of the Chief Executive Officer of the Corporation or a Subsidiary or of the Board.

        Whether termination of employment or status as a non-employee Director or officer, is a voluntary termination with the written consent of, or an involuntary termination for cause from, the Corporation or a Subsidiary, whether an Optionee is a Disabled Optionee and whether an Optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Administrative Committee (or in the case of a member of the Administrative Committee, by the Board), and any such determination by the Administrative Committee (or the Board) shall be final and binding.

            (H) All Options and Stock Appreciation Rights granted hereunder shall be effective solely upon the delivery of a Stock Option Agreement, or an amendment thereto, duly executed by the Chief Executive Officer of the Corporation (or if the Optionee is the Chief Executive Officer, by another officer of the Corporation) on behalf of the Corporation and by the Director, officer, key Employee or Advisor to whom such Options and Stock Appreciation Rights are granted.

            (I) Fair Market Value of the Non-Voting Common Stock shall be determined (as of a date not more than 12 months preceding the date as of which such determination is required to be made hereunder) in good faith by the Board. The Board shall take into consideration such factors as it deems relevant, which factors may include but are not limited to
        (i) the Corporation's past, current and expected profitability, (ii) the Corporation's past, present and expected revenues and net cash flow,
        (iii) the Corporation's book value, and (iv) the absence of an organized tracking market for shares of the Non-Voting Common Stock.

        The date of the determination of the Administrative Committee to grant an Option shall deemed to be the date on which an Option is granted, provided that the Director, officer, key Employee or Advisor to whom the Option is granted is promptly notified of the grant and an Option Agreement is duly executed as of the date of the resolution.

            (J) The obligation of the Corporation to issue or deliver shares of the Non-Voting Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation and (ii) all other applicable securities laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any Option or Stock Appreciation Rights granted under the Plan shall be subject to such other terms and conditions as the Administrative Committee shall deem advisable.

8.   Adjustment and Substitution of Shares.
     -------------------------------------

     If a dividend or other distribution shall be declared upon the Non-Voting Common Stock payable in shares of Non-Voting Common Stock, the number of shares of Non-Voting Common Stock then subject to any outstanding Option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding Option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

     If the outstanding shares of Non-Voting Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Non-Voting Common Stock subject to any then-outstanding Option and for each share of Non-Voting Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding Option, the number and kind of shares of stock or other securities into which each outstanding share of Non-Voting Common Stock shall be so changed or for which each such share shall be exchangeable.

     In the case of any adjustment or substitution as provided for in this
Section 8, the aggregate Option Price for all shares subject to each then-outstanding Option prior to such adjustment or substitution shall be the aggregate Option Price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new Option Price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without prior stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Incentive Stock Option within the meaning of Section 424 of the Code, the Administrative Committee may determine that such adjustment or substitution shall not be made but rather shall use reasonable efforts to effect such other adjustment of each then-outstanding Option as the Administrative

Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

9.   Restrictions on Transfer of Certain Shares.
     ------------------------------------------

     The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent,
(ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section and Section 7(J) hereof.

10.  Acceleration of the Exercise Date of Options and Related Stock Appreciation
     ---------------------------------------------------------------------------
Rights.
------
     Notwithstanding any other provisions of this Plan, all Options and Stock Appreciation Rights shall become exercisable upon the occurrence of a Change in Control of the Corporation whether or not such Options are then exercisable under the provisions of the Stock Option Agreements relating thereto. A Change in Control of the Corporation is any of the following: (i) a merger, consolidation or other reorganization in which the Corporation (x) is not the surviving entity or (y) survives only as a subsidiary of any entity (other than an entity which is under the control (as defined in Section 1(b)) of any one or more of the shareholders of the Corporation as of the Effective Date, and their respective Affiliates or other than a previously wholly-owned Subsidiary of the Corporation), (ii) the acquisition by any person, entity or affiliated group of persons and entities (other than any one or more of the shareholders of the Corporation as of the Effective Date, and their respective Affiliates) of 50% or more of the combined voting power of the Corporation's then outstanding securities (including securities exercisable for or convertible into voting securities), or (iii) the consummation of a transaction requiring shareholder approval and involving the sale, lease or exchange of all or substantially all the assets of the Corporation.

11.  Effect of the Plan on the Rights of Employees and Employer.
     ----------------------------------------------------------

     Neither the adoption of the Plan nor any action of the Board or the Administrative Committee pursuant to the Plan shall be deemed to give any Employee any right to be granted an Option (with or without Stock Appreciation Rights) under the Plan, and nothing in the Plan, in any Option or any Stock Appreciation Rights granted under the Plan or in any Stock Option Agreement shall confer any right to any Employee to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any Employee at any time.

12.  Interpretation, Amendment, and Termination.
     ------------------------------------------

     Except as provided elsewhere in this Plan, in the event of any dispute or disagreement as to the interpretation of this Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Board shall be final and binding upon all persons. The Board may, in its discretion, amend or terminate this Plan at any time. The Board may not, without further approval of the shareholders of the Corporation,
(a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any Option granted to any one Optionee, (c) make any changes in the class of Employees or description of other persons to whom Options and Stock Appreciation Rights may be granted or modify the eligibility requirements applicable to the granting of Options and Stock Appreciation Rights, (d) extend the period during which Options (with or without Stock Appreciation Rights) may be granted or (e) otherwise materially increase the benefits accruing to Directors, officers, Employees or Advisors under the Plan. Termination of the Plan shall not affect the rights of Optionees or their successors under any Options outstanding and not exercised in full on the date of termination.


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

13.  Withholding Taxes.
     -----------------

     The Corporation unilaterally or by arrangement with the Optionee shall make appropriate provision for satisfaction of any obligation to withhold taxes in the case of any grant, award, exercise or other transaction which gives rise to a withholding requirement. An Optionee or other person receiving shares issued upon exercise of a Non-Statutory Option shall be required to pay the Corporation or any Subsidiary in cash the amount of any taxes which the Corporation or Subsidiary is required to withhold.

     Notwithstanding the preceding sentence and subject to such rules as the Administrative Committee may adopt, Optionees who are subject to Section 16(b) of the Exchange Act, and, if determined by the Administrative Committee, other Optionees, may satisfy the obligation, in whole or in part, by election on or before the date that the amount of tax required to be withheld is determined, to have the number of shares received upon exercise of the Non-Statutory Option reduced by a number of shares.

14.  Effective Date and Duration of Plan.
     -----------------------------------

     The effective date and date of adoption of the Plan shall be the Effective Date, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the Corporation's shareholders at a meeting of such shareholders duly called, convened and held within one year of the Effective Date. No Option or Stock Appreciation Rights granted under the Plan prior to such shareholder approval may be exercised until after such approval. No Option or Stock Appreciation Rights may be granted under the Plan subsequent to the date which is ten (10) years following the Effective Date.

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